Other Current Assets (Tables)	6 Months Ended
Jun. 30, 2024
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Schedule of other current assets
Other current assets consist of the following:

(in thousands of $)	June 30, 2024	December 31, 2023
MTM asset on TTF linked commodity swap derivatives (note 20)	24,378	48,079
Interest receivable from money market deposits and bank accounts (note 20)	4,059	3,929
Prepaid expenses	3,322	2,292
Inventories	2,557	1,990
Receivable from IRS derivatives	2,340	2,461
MTM asset on IRS derivatives (note 20)	2,089	2,697
Receivable from TTF linked commodity swap derivatives	—	7,581
Others (1)	107,720	2,968
Other current assets	146,465	71,997
(1) Included within “Others” as of June 30, 2024 is the reclassification of the pre-commissioning net contractual cash flow in relation to the Gimi LOA of $92.6 million from “Other non-current assets” in alignment with the FLNG Gimi’s expected COD in mid-2025.